Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of EcoSystem Corporation (the “Company”), certifies that:

1.           The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2010 (the “Report”) fullycomplies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78mor 78o(d)); and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and resultsof operations of the Company.

/S/ PAUL MILLER PAUL MILLER Chief Executive Officer
Dated:	November 19, 2010

/S/ JACQUELINE FLYNN JACQUELINE FLYNN Chief Financial Officer
Dated:	November 19, 2010